UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):        April 9, 2009

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement.

Amendment to Loan Documents

Background Information

On November 30, 2007, the Company and certain of its subsidiaries (collectively with the Company’s subsidiaries that later became party to the agreement pursuant to that certain Amendment Number 1 to Loan Documents dated August 20, 2008, the “Borrowers”) entered into a Credit Agreement with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group, which Credit Agreement has been amended by that certain Amendment Number 1 to Loan Documents, dated August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated February 12, 2009, and that certain Forbearance Agreement and Amendment No. 3 to Loan Documents, dated March 20, 2009 (as amended, the “Credit Agreement”).

On March 20, 2009, the Borrowers and the Lender entered into a Forbearance Agreement and Amendment Number 3 to Loan Documents (the “Third Amendment”) pursuant to which, among other things, the Borrowers and Lender agreed to enter into a further amendment to the Credit Agreement in order to reset certain financial covenants contained therein (the “Fourth Amendment”) on or prior to April 10, 2009.

Amendment to Forbearance Agreement and Amendment No. 3 to Loan Documents

On April 9, 2009, the Borrowers and the Lender entered into an Amendment to Forbearance Agreement and Amendment No. 3 to Loan Documents (the “Amendment to Third Amendment”) pursuant to which the date by which the Borrowers and Lender must enter into the Fourth Amendment was extended from April 10, 2009 to April 15, 2009.  The extension was required as a result of vacation days and holidays that resulted in the Lender and Borrowers requiring further time to negotiate the terms of the financial covenants.  Pursuant to the Third Amendment, the Lender agreed to forbear on its rights with respect to certain events of default under the Credit Agreement until the parties enter into the Fourth Amendment.  The Amendment to Third Amendment is filed as Exhibit 10.1 to this report.

Subject to the amendments to the Credit Agreement described above, the description of the Credit Agreement in the Company’s Current Reports on Form 8-K filed on December 6, 2007, August 26, 2008, February 13, 2009, and March 26, 2009 are incorporated herein by reference.

The foregoing summary of the terms of the credit facility and the Amendment to Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements filed as exhibits to this report or incorporated herein by reference.  The agreements filed as exhibits to this report or incorporated herein by reference, contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.  The agreements filed as exhibits to this report or incorporated herein by reference are not intended as documents for investors to obtain factual information about the current state of affairs of the parties to the agreements.  Rather, investors should look to other disclosures contained in the Company’s reports under the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description

10.1

Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated April 9, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: April 10, 2009	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

10.1

Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated April 9, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.